Exhibit 10.50

Confidential Treatment Requested by Tesla Motors, Inc.

SUPPLY AGREEMENT

Among

TESLA MOTORS, INC.,

PANASONIC INDUSTRIAL COMPANY, DIVISION OF

PANASONIC CORPORATION OF NORTH AMERICA,

and

PANASONIC CORPORATION, ACTING THROUGH

ENERGY COMPANY.

October 5, 2011

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Confidential Treatment Requested by Tesla Motors, Inc.

THIS SUPPLY AGREEMENT is entered into as of this 5th day of October, 2011 (the “Effective Date”) among:

Tesla Motors, Inc., a Delaware corporation, with its principal place of business at 3500 Deer Creek, Palo Alto, California 94304, U.S.A. (“Tesla”); and

Panasonic Industrial Company, Division of Panasonic Corporation of North America, a Delaware corporation, with its office located at Three Panasonic Way, Secaucus, New Jersey 07094 (“PIC”); and

Panasonic Corporation, acting through Energy Company, a Japanese corporation, with its office located at 1-1 Matsushita-cho, Moriguchi-city, Osaka, Japan (“PEC”) (PIC and PEC shall hereinafter be collectively referred to as “Panasonic”).

WHEREAS, Tesla intends to manufacture Li-Ion battery packs (hereinafter called “Finished Products” defined in Section 1) with the Items (hereinafter defined in Section 1) supplied by Panasonic.

WHEREAS, Panasonic is willing to supply the Items to Tesla in accordance with this Agreement.

The Parties agree as follows:

1. Definitions. Unless defined additionally elsewhere in this Agreement, the following capitalized terms shall have the meanings specified below:

a)	“Agreement” means (i) this Supply Agreement, (ii) all Attachments, and (iii) all Orders, as each may be amended from time to time.

b)	“Attachment” means any document that is referenced in this Supply Agreement and attached hereto. All Attachments are deemed to be incorporated into this Agreement by this reference.

c)	“DAP Point” means delivered at place as set forth in Incoterms 2010 at Tesla’s receiving location(s) in California.

d)	“Finished Products” means Li-Ion battery packs and Modules assembled by Tesla and which incorporate Items provided by Panasonic.

e)

“Item” and “Items” means one (in its singular form) or more than one (in its plural form) Li-Ion battery cells which are manufactured by PEC and which are supplied to Tesla by PIC as specified in (i) Attachment 1, or (ii) an Order.

f)	“Module” means smallest replaceable unit in a Tesla battery pack.

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Confidential Treatment Requested by Tesla Motors, Inc.

g)

“Order” means an order for Items communicated pursuant to this Agreement by Tesla to Panasonic via a purchase order whether in hardcopy or electronic form. All Orders are deemed to be incorporated into this Agreement by this reference.

h)	“Parties” means Tesla and Panasonic.

i)	“Specification” means the specification and product requirements for each Item mutually agreed to by the parties.

j)	“Supplier” means Panasonic.

k)	“Tesla Application” means any product into which a Tesla battery pack is installed. A Tesla Roadster is an example of a Tesla Application.

2. Scope of Agreement; Term.

a)

Scope of Agreement. This Agreement sets forth the terms and conditions governing the purchase and supply of Items and the relationship between Tesla and Panasonic in connection with the purchase and supply of Items. Tesla shall be entitled to purchase Items from Panasonic under this Agreement. Nothing in this Agreement shall prevent Tesla from engaging third parties other than Panasonic to provide goods that are the same as, or similar to, the Items. Nothing in this Agreement shall prevent Panasonic from providing goods that are the same as, or similar to, the Items to third parties other than Tesla.

b)

Term. This Agreement shall commence on the Effective Date and, unless terminated as set forth in Section 13 (Termination), shall end on December 31, 2015. This Agreement, however, shall be automatically extended from year to year for additional one (1) year periods, unless one Party gives a written notice of termination to the other Parties at least sixty (60) days before the expiration date of the initial term or then current term. The effective period of this Agreement is referred to as the “Term.”

3. Forecasts and Orders.

a)

Monthly Forecasts and Orders. On the first (1st) business day of each calendar month, Tesla shall provide Panasonic with a [***] forecast for Tesla’s anticipated requirements of the Items (“Monthly Forecast”) [***]. On the first (1st) day of each calendar month, Tesla shall issue firm and irrevocable Orders for [***]. Tesla shall have the right (i) to decrease the Orders [***]; and/or (ii) to decrease the Orders [***]; in each case without additional charges or penalties, provided, however, that Tesla shall include such decreased volume of the Orders based upon (i) or (ii) above in the immediately following three months’ Orders. Tesla and Panasonic may negotiate on [***]; in each case without additional charges or penalties. The Orders for the [***] months excluding any increases negotiated and agreed to for the [***] months are referred to herein as the Committed Volumes. The Orders shall comply with applicable lead times and shall be non-cancellable. Delivery of Orders shall not be permitted to be rescheduled without the

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Confidential Treatment Requested by Tesla Motors, Inc.

prior written consent of Panasonic and the payment by Tesla of any rescheduling charges specified by Panasonic.

b)

Order Requirements. An Order shall (i) identify the Items requested and (ii) state the quantity, date, time, mode and place of delivery, and price of the Items requested (unless previously specified in Attachment 1, which shall control in the event of a conflict with the Order).

c)

Acceptance/Rejection of Orders. Panasonic shall communicate to Tesla its acceptance or rejection of a forecast and related Order within [***] working days of Panasonic’s receipt of the Order. [***]. Any notice of rejection shall state the specific grounds for such rejection. If Panasonic fails to notify Tesla of its rejection of an Order within [***] working days of Panasonic’s receipt of the Order, the Order shall be deemed accepted by Panasonic.

d)

Forecast Adjustments. Panasonic acknowledges that Tesla may be required to modify forecasts from time to time, but such modifications to the forecasts shall not result in a change and/or cancellation of any firm and irrevocable Orders as described in Section 3(a).

e)

Purchases by Authorized Third Party. Items may be incorporated into Finished Products made for Tesla by a third party. Upon the mutual agreement of the Parties, Tesla may designate the third party as authorized to purchase Items from Panasonic. Such third party shall meet Panasonic’s technical requirements for battery handling and battery pack assembly, purchasing requirements and credit terms as established by Panasonic from time to time. Tesla shall cause such third party to enter into an agreement with Panasonic to purchase Items from Panasonic on terms and conditions substantially similar to the terms and conditions set forth in this Agreement.

f)	Notwithstanding anything herein to the contrary, Panasonic shall not be obligated to deliver any Items to Tesla unless Tesla has issued an Order to Panasonic as set forth in Section 3(a).

g)

Purchase Commitment. As set forth in Section 4(a), Tesla shall purchase the quantities of the Items set forth in Attachment 1 (“Commitment Quantity”). Tesla may buy goods from third parties that are identical or similar to the Items.

4. Pricing.

a)	Contract Prices. “Contract Prices” means the domestic and/or export price in [***] for an Item as set forth in Attachment 1. [***].

b)

Pricing Adjustment. In addition to Section 4 (a), Contract Prices may be adjusted as a result of changes in the price of [***] according to the Price Adjustment Mechanism set forth on Attachment 1 by following the Price Adjustment Mechanism Process set forth on Attachment 2.

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Confidential Treatment Requested by Tesla Motors, Inc.

c)

Pricing Components. The Contract Prices, and any quotations for Items, shall include all finishing, testing, inspecting and packaging fees, applicable royalties and all applicable taxes (excluding sales, use and similar taxes). Any quotations for Items shall include all costs relating to warranties.

d)	Transportation and Insurance Costs. In the case of delivery to the DAP Point, the Contract Price does not include cost of shipment which shall be invoiced as a separate line item.

e)

Taxes. Tesla will pay any applicable excise, sales, use or similar tax imposed in connection with the sale of Items to Tesla; provided that Panasonic shall not charge or collect, and Tesla shall have no liability for, taxes on any sale of Items for which Tesla has provided Panasonic with an appropriate resale certificate or other documentation evidencing an exemption from such taxes. For all sales of Items upon which tax reimbursement to Panasonic is applicable, Panasonic shall separately itemize all applicable taxes on invoices submitted to Tesla. All amounts payable under this Agreement are exclusive of Value Added Tax (VAT) which will be paid at the date and in the manner for the time being prescribed by law.

f)

Recycling Fees. Tesla will pay any applicable recycling fees should it decide to recycle the Items and/or if any rules and regulations pertaining to battery recycling change to require recycling of the Items.

5. Delivery of Items.

a)

Delivery Requirements. Panasonic shall meet the (i) negotiated lead time; (ii) order adjustment requirements as set forth in Section 3; and (iii) time, date, location and other delivery requirements for Items as set forth in the Order.

b)

Remedies. Panasonic will use its best efforts to deliver the Committed Volumes at the time and place set forth in the Order; If Panasonic fails to deliver the Committed Volumes at the time and place set forth in the Order, and the Order is based on the agreed schedule and quantity, Tesla shall have the right, [***].

c)

Refusal of Delivery. If Tesla shall at any time wrongly refuse to accept delivery of any shipment of Items, such shipment, at Panasonic’s option, may be held for Tesla’s account, and Panasonic may invoice, and Tesla shall promptly pay, for such shipment. Tesla may at any time thereafter and from time to time be invoiced by Panasonic, and Tesla agrees to promptly accept and pay each such invoice, for any and all freight, handling, warehouse, labor and other costs incurred by Panasonic which arise from or which are in any way related to or associated with such wrongful refusal by Tesla to accept such shipment until such time as delivery of such shipment is accepted by Tesla.

6. Shipping and Packaging Requirements.

a)	Panasonic and Tesla shall mutually agree on the cost of freight related expenses to the DAP Point.

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Confidential Treatment Requested by Tesla Motors, Inc.

b)

Panasonic will ship all Items in accordance with the Transportation, Packaging and Labeling Specification set forth in the cell specification. If Tesla specifies an authorized shipping service level (such as ground, sea, air, second-day, next-day, etc.) in a specific Order and Panasonic has previously agreed that it can provide such shipping service level, Panasonic will ship such Items in accordance with the shipping service level included in an Order; provided, however, that Tesla shall be responsible for any increased costs resulting from the use of such shipping service level.

c)

The Items shall be packaged, marked and labeled in accordance with mutually agreed upon specifications. In all events, Panasonic must include a valid packing slip number or package ID on each package or shipment of Items.

7. Acceptance.

a)

Initial Inspection and Notification. Tesla will inspect the shipments of Items from Panasonic promptly upon delivery, but in any event within [***] days of delivery to the DAP Point, using such testing procedures as Tesla determines are appropriate to determine if the Items conform to the mutually agreed upon inspection specifications, and will include an OCV test and impedance test among others. Any claim by Tesla arising from such inspection that an Item fails to comply with the mutually agreed specifications must be made within [***] days of the delivery of the Item to the DAP Point. Notification of non-conformity will be made in writing and supporting documentation will be provided to Panasonic. An Item will be deemed automatically accepted by Tesla if Panasonic does not receive a notification of non-conformity within [***] days of the delivery of the Item to the DAP Point.

b)	Tesla shall promptly supply to Panasonic the detailed facts and additional supporting evidence with respect to the allegedly defective Items.

c)	If the cause of the defect is determined by the Parties to be solely attributable to Panasonic, Panasonic shall replace the Items found to be defective by Tesla. [***].

d)

Upon written instruction from Panasonic, Tesla shall ship, at its expense, any allegedly defective Items to Panasonic for inspection and testing. Upon Panasonic’s confirmation that the defect in the Items was caused solely by Panasonic, Panasonic shall reimburse Tesla for the reasonable transportation costs for shipping the Items to Panasonic for inspection and testing. If Panasonic instructs Tesla in writing to destroy the allegedly defective Items, Panasonic shall reimburse Tesla for the reasonable cost of such destruction.

8. Payment.

a)

Payment Terms. Payment by Tesla for Items shall be in [***] and shall be made [***] from the date of Panasonic’s invoice in the case of delivery to the DAP Point. The Parties shall in the future negotiate in good faith a modified DAP approach whereby Tesla manages freight and risk of loss to the delivery point. In the case of [***], basically, payment currency by Tesla for Items is expected to be [***], but such currency shall be

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Confidential Treatment Requested by Tesla Motors, Inc.

discussed and agreed by both parties in the future. Tesla is authorized by Panasonic to make payments under this Agreement by either check or electronic funds transfer, and Panasonic shall provide Tesla with the information necessary for electronic funds transfer capability. With prior consultation with Tesla, [***].

b)	Invoices. Panasonic will submit invoices to Tesla no earlier than when the Items are received at the DAP Point.

c)

Title, Risk of Loss and No Right of Offset. Tesla will take title to and assume risk of loss for all Items at the DAP Point. Tesla shall not have the right to withhold payments to Panasonic or reduce the amount of payments owed to Panasonic under this Agreement for fees, claims, damages, expenses or other amounts owed, or alleged to be owed, to Tesla from Panasonic under this Agreement or any other agreement.

9. Responsibility for the Quality of the Items and the Finished Products.

a)

Warranty. Panasonic represents and warrants to Tesla that for a period ending [***] from the date of delivery of the Item to Tesla at the DAP Point (“Warranty Period”), the Item will be free from defects in workmanship and material and will comply with the Specifications. Tesla hereby acknowledges and agrees that if an Item is not defective and/or complies with its applicable Specifications, it does not mean that a Tesla battery pack, Module and/or Finished Product cannot be defective for some other reason, including, without limitation, improper design or manufacturing by Tesla or a third party.

b)

Warranty Exclusions. Notwithstanding anything herein to the contrary, Panasonic shall have no obligation to Tesla for: (i) any defects relating to the design and manufacture of the overall system, equipment and/or goods of which the Items are part; or (ii) any defects in the Items that have been caused by (a) Tesla’s shipment or storage of the Items, (b) articles not supplied by Panasonic, including, without limitation, the goods or systems into which the Items are installed, (c) accident or act of God, or misuse, neglect, abuse, mishandling, misapplication, modification, alteration by Tesla or any third party, or improper installation, service, operation testing, checkout or maintenance by Tesla or any third party, or (d) failure by Tesla or any third party to follow the instructions, cautions, warnings, and notes set forth in the Specification, and any other direction from Panasonic.

c)

End User Return and Notification. Tesla shall agree to receive the Items that its end user customers return to Tesla. Tesla shall store and control those returned Items from its end user customers and inspect the Items to identify the cause of return. As a result of Tesla’s inspection under this Section 9(c), if the reason of return is solely attributable to a breach of the warranties set forth in Section 9(a) and such return of each Item is done within the Warranty Period, Tesla shall communicate this in writing to Panasonic with supporting evidence, and shall return the Item(s) to Panasonic within [***] working days after Tesla has received the returned Item(s). Panasonic shall be responsible for each Item only to the extent that, as a result of the re-inspection of each such returned Item, it is concluded pursuant to either Section 9(e) or Section 9(g) that the cause of the return of the Item was due solely to a breach of the warranties in Section 9(a) resulting in an

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Confidential Treatment Requested by Tesla Motors, Inc.

Item failure caused by: [***] or (3) Panasonic’s non-compliance with the Specifications. If the cause of end user return is not due to one of the above three failure modes resulting solely from the breach of the warranties in Section 9(a), then Tesla shall be responsible for the returned Item. In order to assist in verifying cause of cell failure, Tesla shall monitor [***].

d)

Notification of Defect. In the event an Item is returned to Tesla by an end user customer and the reason of return is solely attributable to the breach of the warranties in Section 9(a) resulting in one or both of the failure modes described in Section 9(c) and such return of the Item is done within the Warranty Period, (a “Defect” and an Item with a Defect a “Defective Item”), then Tesla will promptly notify Panasonic in writing regarding such Defect, and will include with the notification all available information relating to the Defect. Tesla will cooperate with Panasonic in Panasonic’s verification of such information.

e)

Determination of Defect. For purposes of replacement of Items, the existence of a Defect will be established by Tesla in the first instance, subject to Panasonic’s verification and right to dispute the existence of a Defect and to allow for determination by a third party of any such Defect as specified in Section 9(g) below. In the event of notification pursuant to Section 9(d), then, subject to Panasonic’s verification and right to dispute the existence of a Defect, Panasonic shall, [***]. Tesla will promptly notify Panasonic in writing regarding such Defect, and will include with the notification, all available information relating to the Defect. Tesla will cooperate with Panasonic in Panasonic’s verification of such information. [***].

f)

Warranty Liability; Disclaimer. Panasonic’s sole, exclusive and full liability under its limited warranties set forth in Section 9(a) will be to [***], as described in section 9(e) above. THE WARRANTIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE OR TRADE USAGE, OR WHETHER ORAL, WRITTEN, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY WAIVED BY TESLA. THE EMPLOYEES AND AGENTS OF PANASONIC ARE NOT AUTHORIZED TO MAKE MODIFICATIONS TO SUCH WARRANTIES, OR ADDITIONAL WARRANTIES BINDING ON PANASONIC; ACCORDINGLY, ADDITIONAL STATEMENTS, WHETHER ORAL OR WRITTEN, DO NOT CONSTITUTE WARRANTIES AND SHOULD NOT BE RELIED UPON BY TESLA. FOR THE AVOIDANCE OF DOUBT, TESLA UNDERSTANDS THAT THE ITEMS MAY MALFUNCTION OR BECOME UNSTABLE WHEN SUBJECTED TO (i) [***], OR (iii) ANY OTHER CONDITIONS DIFFERENT FROM THOSE FOR WHICH THE ITEMS WERE ORIGINALLY DESIGNED, AND THAT TESLA SHOULD TAKE PROPER STEPS TO PROTECT THE MODULE AND ITEMS INSIDE THE MODULE FROM SUCH CONDITIONS. NO ACTION OR SUIT SHALL BE BROUGHT ON AN ALLEGED BREACH OF THE WARRANTIES SET FORTH IN THIS AGREEMENT

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Confidential Treatment Requested by Tesla Motors, Inc.

MORE THAN [***] MONTHS FOLLOWING THE EXPIRATION OF THE APPLICABLE WARRANTY PERIOD.

g)

Third Party Determination. In the event of a disagreement or dispute as to the existence of a Defect, the parties will designate by mutual agreement a third party that will make the technical determination of the existence of a Defect and whether such Defect resulted from a breach of Panasonic’s warranties as set forth in Section 9(a).

h)

Quality Plan Requirements and Approval. Panasonic will supply Items according to the mutually agreed upon part approval quality plan therefor. Only after the quality plan for the Items is submitted and approved by Tesla, shall the Items be allowed to be shipped for use in manufacturing the Finished Products. Panasonic shall at Tesla’s costs and expenses submit a mutually agreed quantity of samples of a standard production run of the Items to Tesla per a mutually agreed quality plan. Panasonic shall also provide Tesla with the following information regarding the Items:

i.	QC inspection process flowchart.

ii.	[***]

iii.	Panasonic agrees to the Quality Requirements attached hereto as Attachment 6.

10. Quality Control of the Finished Products.

a)

Tesla shall establish and maintain proper quality control and inspection systems at each stage of manufacturing, assembly, storage, inspection and shipping of the Items. Tesla shall use its best efforts to prevent any and all [***] relating to the use of the Items by Tesla or any third party. [***].

b)

Panasonic may enter from time to time with reasonable advance notice into Tesla’s Finished Products assembly facility for the purpose of inspecting and examining the quality control and inspection systems referred to in section 10(a). If appropriate, the Parties shall enter into a non-disclosure agreement in connection with such inspection and examination. Tesla reserves the right to shield particular confidential areas of the Finished Products assembly facility or processes.

c)

Panasonic may from time to time give Tesla advice or instruction as to optimize the performance of Items in the Finished Products and/or the quality control and inspection systems referred to in section 10(a) as Panasonic deems appropriate. Tesla may, upon receipt of such advice or instructions, comply with such advice or instructions if the advice is deemed reasonable by Tesla management and is within the scope of Tesla business plans and objectives.

d)

Any advice or instructions given by Panasonic under Section 10(c) is not intended to indemnify Tesla for any acts or omissions for which it is responsible, nor shall it create any warranty by Panasonic for the Finished Products Tesla manufactures.

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Confidential Treatment Requested by Tesla Motors, Inc.

11. Indemnification.

a)

Indemnity by Tesla. Tesla acknowledges and agrees that any work conducted by Tesla with regard to the assembly, manufacture or placement (inside a Tesla Application) of the Finished Products hereunder is Tesla’s sole and full responsibility. Except to the extent that a claim is solely attributable to Panasonic’s breach of the warranty set forth in Section 9(a) above, Tesla agrees, during the term of this Agreement and thereafter, to defend, indemnify and hold Panasonic, its divisions, parent, subsidiaries and affiliates, and their respective officers and directors (collectively, the “Panasonic Parties”), harmless from any and all damages, claims, liabilities, injuries (including personal injuries and death), losses, expenses (including attorneys’ fees and litigation expenses), and costs (collectively, “Claims”) arising out of or relating to Tesla battery packs, the Modules, Tesla Application and the Finished Products (including circuit and equipment matching issues) and their respective assembly, manufacture or placement, sale, use, operation, storage, transportation, or otherwise, whether the claim is brought by Tesla, its customers or by third parties. [***]. Tesla shall defend, indemnify and hold the Panasonic Parties harmless from such Claims arising out of or relating to [***] involving the Items no matter how such [***]. This limitation shall apply regardless of the cause of action or legal theory pled or asserted. Nothing herein to the contrary shall prevent any Panasonic Party from pursuing its remedies at law or in equity against Tesla with respect to any Claim.

b)

Indemnity by Panasonic. At any time during the term of this Agreement and thereafter, Panasonic shall indemnify and hold Tesla, its divisions, parent, subsidiaries and affiliates, and their respective officers and directors (collectively, the “Tesla Parties”), harmless from and against any and all Claims arising out of personal injury (including death) or property damage alleged to have been solely caused by a breach of the warranties set forth in Section 9(a), unless Tesla was aware of or, in the exercise of reasonable care, should have been aware of the existence of such defect; provided, however, Panasonic shall have no liability to Tesla with respect to any failure of the Items caused by the integration of the Items to make the Finished Products, any failure of circuit or equipment matching issues. To the maximum extent permitted by law, Tesla agrees to limit Panasonic’s liability pursuant to this Section 11(b) to the lesser of (i) [***] and (ii) [***] immediately preceding the date of the event giving rise to the Claim. This limitation shall apply regardless of the cause of action or legal theory pled or asserted. Nothing herein to the contrary shall prevent any Tesla Party from pursuing its remedies at law or in equity against Panasonic with respect to any Claim.

c)

Procedures. The Parties shall give each other prompt written notice of any Claim which is or may be subject to indemnification hereunder. The indemnifying Party will be responsible for defending any and all such Claims hereunder. The indemnifying Party shall determine, in its sole and absolute discretion, the manner in which any Claim shall be handled or otherwise disposed of. The indemnified Party shall cooperate fully with the indemnifying Party, including, but not limited to, complying with all reasonable requests for all relevant information and evidence. The indemnifying Party shall be responsible for all reasonable direct costs and expenses incurred by the indemnified

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Confidential Treatment Requested by Tesla Motors, Inc.

Party in connection with providing such cooperation, except for salaries of the employees of the indemnified Party and fees and expenses of any third party retained by the indemnified Party in the defense of any Claim. In any action or proceeding the defense of which an indemnifying Party assumes, the indemnified Party will have the right to retain its own counsel and be represented in such litigation at the indemnified Party’s own expense, provided, however, the indemnified Party shall not consent to any judgment or decree in any such suit or pay or agree to pay any sum of money or agree to do any other act in compromise of any such Claim of a third party without first obtaining the indemnifying Party’s consent thereto in writing.

12. Limitation of Liability; Insurance; Environmental Claims

a)

EXCEPT FOR [***] (2) EACH PARTIES’ OBLIGATIONS SET FORTH IN SECTION 11 AND (3) TESLA’S OBLIGATIONS SET FORTH IN SECTION 12(d), NEITHER PARTY SHALL BE LIABLE OR RESPONSIBLE TO THE OTHER PARTY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY WORK DELAYS, LOST GOODWILL, PROFIT, REVENUE OR SAVINGS, LOSS OF USE, COST OF CAPITAL, COST OF SUBSTITUTE EQUIPMENT, FACILITIES OR SERVICES, OR DOWNTIME COSTS, EVEN IF SUCH PARTY HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR EACH PARTIES’ OBLIGATIONS SET FORTH IN SECTION 11 AND TESLA’S OBLIGATIONS SET FORTH IN SECTION 12(d), NEITHER PARTY’S LIABILITY FOR MONETARY DAMAGES TO THE OTHER PARTY UNDER THIS AGREEMENT SHALL EXCEED LESSER OF [***].

b)	Insurance.

i

Tesla agrees to maintain in full force and effect at all times while it has any obligations remaining under this agreement, policies of insurance written as primary coverage and not contributing with or in excess of any coverage which Panasonic may carry. These policies will be issued by an insurance carrier acceptable to Panasonic with a Best’s rating of at least A, X which affords the following.

a.

Commercial General Liability Insurance, including coverage for Bodily Injury, Property Damage, Personal Injury, Contractual Liability, Products and Completed Operations in an amount not less than [***] per occurrence. Products and Completed operations coverage will be continued for [***] years following the expiration of the Term. Tesla’s products liability policy is written on a claims made basis. If products liability coverage, or any other coverages, are written on a claims made basis, Tesla will evidence that any retroactive date applicable to coverage under the policy precedes the effective date of this Agreement, and that continuous coverage will be maintained or an extended discovery period will be exercised for a period of not less than [***] years beginning from the time that final delivery of the product or Item is made.

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b.	Workers’ Compensation Insurance in Statutory amounts and Employer’s Liability Insurance in an amount not less than [***] per occurrence.

c.	Umbrella Excess Liability Insurance in an amount not less than [***] per occurrence, Combined Single Limit.

ii.

Tesla shall deliver to Panasonic within ten (10) days of the date of this Agreement and annually thereafter, Certificates of Insurance evidencing the above coverage’s with limits not less than those specified above. Such Certificates of Insurance, with the exception of Workers’ Compensation Insurance, will confirm that each policy has been endorsed to name Panasonic, its officers, directors and employees as additional named insured and contain a Waiver of Subrogation under the Workers’ Compensation, Commercial General Liability and Policies in favor of Panasonic. All Certificates of Insurance shall state that the carrier will endeavor to provide 30 day notice in the event of cancellation and 10 day notice in the event of cancellation due to non-payment. Failure by Panasonic to receive or request such Certificates of Insurance does not represent a waiver of the requirements for insurance coverage noted above.

iii.	The limits of insurance required shall not limit the Tesla’s liability under its Indemnification obligations set forth herein.

c)

Tesla agrees to manufacture, assemble, sell and/or dispose of the Finished Products in compliance with the laws and regulations related to health and safety of workers and general public, and environmental protection in the countries where the Finished Products are manufactured, handled, or sold.

d)

Tesla shall be solely responsible for all health, safety and environmental matters arising from the manufacture, assembly, sales, use, operation, storage, transportation, and/or disposal of the Finished Products, and shall, during the Term and thereafter, defend, indemnify, and hold Panasonic, its divisions, parent, subsidiaries and affiliates, and their respective officers and directors harmless from and against any and all claims, demands, suits, actions, liabilities, judgments, losses or costs (including reasonable attorneys’ fees and costs of litigation), with respect to any pollution, threat and/or damage to the environment, or death, disease, incapacity or injury to any person or damage to any property resulting, directly or indirectly, from the manufacture, assembly, purchase, sales, use, operation, storage, transportation, or disposal of the battery packs, the Modules and/or the Finished Products; except to the extent that Tesla shall be exempted from such obligation if and so long as the cause of such damage is solely attributable to Panasonic’s breach of the warranty in Section 9(a). With respect to the foregoing indemnity, the Parties shall follow the procedures set forth in Section 11(c).

13. Termination.

a)	If either Party defaults in the performance of any material terms and conditions of this Agreement and fails to cure the default within [***] days after receipt of a written notice

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given by the non-defaulting Party demanding remedy of such default, the non-defaulting Party may terminate this Agreement by giving written notice thereof.

b)

This Agreement may be terminated by either Party effective immediately upon written notice to the other Party upon or after the filing of a petition by or against the other Party for the reorganization, liquidation, dissolution, or similar relief under any present or future federal or state statute, law or regulation, or the entry of a decree or order by a court having competent jurisdiction in respect of any such petition, which decree or order is unstayed and in effect for a period of [***] consecutive days, or the appointment, with or without the consent of the other Party, of any receiver, liquidator, custodian, assignee, trustee, sequestrator or other similar official of such Party or of any substantial part of its property, or the making by the other Party of an assignment for the benefit of creditors, or the admission by the other Party in writing of its inability to pay its debts generally as they become due, or the taking of action by the other Party in furtherance of any such action.

c)

Except as expressly provided herein, the expiration or termination of this Agreement shall not affect or impair the rights, liabilities and obligations of either Party to the other Party as provided pursuant to this Agreement existing prior to such expiration or termination, nor shall such expiration or termination relieve either Party of any obligation or liability accrued under this Agreement prior to such expiration or termination.

14. Import and Export Requirements.

a)

Upon written request from Tesla, Panasonic will provide Tesla with any and all information that may be required to comply with export laws, including applicable “Export Control Classification Numbers,” and documentation substantiating U.S. and foreign regulatory approvals for the Items. All required export information shall be sent to the attention of: Manager, Trade Compliance, Tesla Motors, 3500 Deer Creek, Palo Alto, CA 94304; or any agent so designated by Tesla in writing.

b)

In case Tesla would export the Items and/or the Finished Products from any country, Tesla shall comply with applicable export control laws and regulations in such country and export them only after taking adequate proceedings required under such laws and regulations.

c)

Country of Manufacture. Items shall be marked with the country of origin as required by the U.S. import laws. Panasonic shall provide Tesla with a written statement identifying for each Items delivered: (i) the Tesla part number; and (ii) the country of manufacture.

15. Miscellaneous.

a)

Assignment. Neither this Agreement nor any right hereunder shall be assignable and transferable to any third party or parties by either of the Parties without the prior written consent of the other Party. Tesla may assign this Agreement to a successor in interest without the prior written consent of Panasonic in connection with a sale of all of the issued and outstanding shares of capital stock of Tesla or all or substantially all of its

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

assets, provided such successor in interest is an automotive OEM. Either PIC or PEC may assign this Agreement without the prior written consent of Tesla to an affiliate or to a successor in interest in connection with a sale of all of its issued and outstanding shares of capital stock or all or substantially all of its assets. If either Party assigns or transfers this Agreement, any right or obligation hereunder to any third party or parties with or without the prior written consent of the other Party as set forth above, such Party which attempts such assignment shall make such assignee agree to succeed to and comply with all terms set forth herein. This Agreement shall be binding upon the parties’ successors and permitted assigns.

b)

Waiver. If either Party fails to insist on performance of any term or condition, or fails to exercise any right or privilege hereunder, such failure shall not constitute a waiver of such term, condition, right or privilege.

c)

Survival of Obligations. Termination or expiration of this Agreement will not relieve either Party of its obligations under Sections 8(c), 9, 10(a), 11, 12, 13(c), 15(g), 15(i), 15(o) and this Section 15(c).

d)

Severability. Any provision of this Agreement that is held unenforceable or invalid for any reason by a court of competent jurisdiction shall be reformed to reflect the true intent of the Parties, and the remainder of the Agreement shall continue in effect.

e)	No Gratuity. Neither Party will offer or give any gratuity to induce any person or entity to enter into, execute or perform the Agreement or any other agreement between the Parties.

f)

Enforceability. The invalidity or unenforceability of any term or condition of this Agreement pursuant to any applicable law shall not affect the validity or enforceability of the remaining provisions hereof, but this Agreement shall be construed as if not containing the provision held invalid or unenforceable in the jurisdiction in which so held unless, in the reasonable opinion of either Party hereto, such invalid or unenforceable provisions comprise an integral part of, or are otherwise inseparable from the remainder of, this Agreement, in which case this Agreement, in such jurisdiction, shall immediately terminate and be of no further force and effect.

g)

Governing Law. The Agreement and any dispute arising out of or in connection with the Agreement or the Parties’ relationship shall be interpreted, enforced and governed by the laws of the State of New York, excluding its choice of law rules. The parties hereby agree that any and all causes of action arising under this Agreement shall be brought only in the United States Federal District Court for the Southern District of New York or, if the United States Federal District Court does not have jurisdiction, the Supreme Court of New York County, and the parties hereby submit to the jurisdiction of said Court, and agree not to object to the venue nor the convenience of the forum. The parties agree that the 1980 United Nations Convention on Contracts for the International Sales of Goods, as amended to date, shall not apply to this Agreement.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

h)

Force Majeure. If and to the extent that a Party’s performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions, revolutions, strikes, labor disputes, a ship or airplane that is carrying the Committed Volumes for delivery to Tesla sinking or crashing, a demand from a government with authority over the Party to stop manufacturing the Items, or any other similar cause beyond the reasonable control of such Party (each, a “Force Majeure Event”), then the non-performing, hindered or delayed Party shall be excused for such non-performance, hindrance or delay, as applicable, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues; provided, that such Party notified the other Party of such event in accordance with this Agreement, no later than five business (5) days after its occurrence and continues to use commercially reasonable efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other commercially reasonable means. Either Party shall have the option to terminate this Agreement, should the Parties not have been able to find a solution to resolve the Force Majeure Event within one hundred eighty (180) days after the occurrence and notification of such Force Majeure Event.

i)

Confidentiality, Press Releases and Publicity. Panasonic and Tesla agree to keep the terms and conditions of this Agreement confidential and not disclose them to any third party, unless such terms and conditions are generally known or available other than as a result of the breach of this Agreement. If either Party is legally required to disclose the terms and conditions of this Agreement by law or pursuant to the order of a court or a governmental agency, such Party shall, unless legally prohibited, promptly notify the other Party to that effect, and seek appropriate protection of the terms and conditions of this Agreement. Such required disclosure shall not be construed as a breach of this Agreement. Panasonic and Tesla will not issue any press release, advertising, publicity or public statement or in any way engage in any other form of public disclosure that refers to the relationship between the Parties or in any way relates to the terms and conditions of this Agreement without the prior written approval of the other Party. Any mutual undertaking of Panasonic and Tesla for the purposes of publicity does not require prior written agreements. Each Party may disclose the terms and conditions of this Agreement to its parent, wholly-owned subsidiaries, accountants, attorneys, members of its Board of Directors, and as may be required by applicable law and securities regulations.

j)	Foreign Translation. This Agreement is written in the English language. The English text of this Agreement shall prevail over any translation thereof.

k)

Entire Agreement. This Agreement, including its Attachments, sets forth the entire understanding and agreement of the Parties as to the subject matter of this Agreement, and supersedes all prior agreements, understandings, proposals and representations, oral or written, between the Parties as to the subject matter, except for non-disclosure agreements. During the term of this Agreement, all agreements between Tesla and Panasonic for the purchase and sale of the Items shall include and be governed

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

exclusively by the terms and conditions set forth in this Agreement, except as the parties may otherwise agree in a writing executed by their respective duly authorized representatives. In the event of any conflict between or among any documents that are part of this Agreement, the following order of precedence shall apply: (i) Supply Agreement; (ii) Attachment 1; (iii) other Attachments; (iv) Order. Any printed terms of any purchase order of Tesla, or acknowledgment of Panasonic, and any other terms, provisions or conditions in any purchase order of Tesla, or acknowledgment of Panasonic, which vary from, or are inconsistent with, contrary to or in addition to the terms, provisions and conditions of this Agreement, shall be null and void.

l)

Independent Contractor. Each party acknowledges and agrees that the other party is an independent contractor and is not an employee, agent or partner of the other party. The parties do not intend to form a partnership or joint venture. No party is granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, the other party, or to bind the other party in any matter or thing whatsoever.

m)

Headings. The section headings used herein do not form a part of this Agreement but are for convenience only and shall not limit or be deemed or construed in any way to affect or limit the meaning of the language of the sections herein contained.

n)	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute one and the same Agreement.

o)

Notices. Any notice, request, consent, demand or other communication given or required to be given under this Agreement shall be effective only if in writing and shall be deemed to have been given when either mailed by first class registered or certified mail, postage prepaid, return receipt requested, or sent by a reputable express courier, addressed to the parties as follows:

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

To Tesla:	At the address first indicated above. With a copy of all legal notices to: General Counsel/Legal Department Tesla Motors, Inc. 3500 Deer Creek Palo Alto, CA 94304 USA

To PIC:	Panasonic Industrial Company, Division of Panasonic Corporation of North America Three Panasonic Way Secaucus, New Jersey 07094 Attention: President

With a copy of all legal notices to: General Counsel Panasonic Corporation of North America One Panasonic Way, 3B-6 Secaucus, New Jersey 07094

To PEC:

Panasonic Corporation, acting through Energy Company

1-1 Matsushita-cho, Moriguchi City, Osaka, 570-8511

Japan

Attention: [***],

Industrial Battery Marketing & Sales Office, Corporate

Industrial Marketing and Sales Division

Or to such other addresses as may hereafter be designated by like notice.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

IN WITNESS WHEREOF, the Parties have caused three (3) sets of this Agreement to be executed as of the date first above written by their duly authorized representatives.

Tesla Motors, Inc.

By:

Printed name: Elon Musk

Title: Chairman and CEO

Date:

Panasonic Industrial Company, Division of Panasonic Corporation of North America

By:

Printed name: Thomas A. Gebhardt

Title: President

Date:

Panasonic Corporation, Energy Company

By:

Printed name: Masato Ito

Title: President

Date:

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Table of Attachments

No	Name

1	List of Items, Pricing Mechanism

2	[***] Price Adjustment Mechanism Process

3	Invoicing Requirements

4	Nominated Representatives

5	Leveraging Tesla Brand Marketing

6	Quality Requirements

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Attachment 1

List of Items, Pricing Mechanism

[***] CELL PRICING
			1H12	2H12	1H13	2H13	1H14	2H14	1H15	2H15
Volume (MM)1/			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] Cell Price (JPY) 2/			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Baseline Commodity Assumptions
[***] Content (g) 3/		[***]
[***] Price (USD / Kg) 4/	$	[***]
[***] Content (g) 3/		[***]
[***] Price (USD / Kg) 4/	$	[***]

Illustrative Cell Pricing
JPY/USD 5/			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] Price (USD / Kg) 6/			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] Price (USD / Kg) 6/			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Actual Cell Price (JPY)			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1/[***]
2/[***]
2/[***]
3/[***]
4/[***]
5/[***]
6/[***]

[***]CELL PRICING
			2H11	1H12	2H12	1H13	2H13	1H14	2H14	1H15	2H15
Volume (MM)1/			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] Price (JPY) 2/			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Baseline Commodity Assumptions
[***] Content (g) 3/		[***]
[***] Price (USD / Kg) 4/	$	[***]
[***]Content (g) 3/		[***]
[***] Price (USD / Kg) 4/	$	[***]

Illustrative Cell Pricing
JPY/USD 5/			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] Price (USD / Kg) 6/			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] Price (USD / Kg) 6/			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***
Actual Cell Price (JPY)			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1/[***]
2/ [***]
2/ [***]
3/ [***]
4/[***]
5/[***]
6/[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Attachment 2

[***] Price Adjustment Mechanism Process

[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Attachment 3

Invoicing Requirements

1	All invoices shall be sent to the attention of Tesla’s assigned buyer who issued the Order.

2	All invoices shall include the following:

(a)	Date of Invoice,

(b)	Ship To Designee,

(c)	Ship To Address,

(d)	Bill To: Tesla Motors, Inc.

(e)	Bill To Address: 3500 Deer Creek, Palo Alto, California, 94304, U.S.A.

(f)	Tesla Buyer Name

(g)	Purchase Order Number,

(h)	Item Number(s),

(i)	Tesla Part Number

(j)	Item Description(s), which is/are consistent with all other commercial invoices and documents,

(k)	Ship To Quantity,

(l)	Ship To Date(s) or Collection Date(s),

(m)	Costs (Items only),

(n)	Shipping & Handling (only if applicable),

(o)	Tax & Duty (only if applicable),

(p)	Payment Term (“[***]”), and

(q)	INCOTERM (only if applicable).

3	All drop-ship related invoices (for example, those for overseas shipment for ASO) shall include the following additional information:

(a)	Harmonized Tariff Schedule (“HTS”) Codes,

(b)	Number of Cartons or Crates Shipped,

(c)	Weight of Cartons or Crates Shipped,

(d)	A Copy of Weigh Bill Information per carrier,

(e)	Any Special Information Specified in the Order, and

(f)	Value of Rejected Part(s), only if Applicable.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Attachment 4

Nominated Representatives

1

The following listed names are the nominated representatives by Panasonic and Tesla, who shall be authorized to make decisions relating to the Items and who shall be responsible for organizing all meetings and actions provided for in this Agreement.

2	Any notice, consent or approval required or permitted under this Agreement shall be sent to in writing to the following representatives:

3

(a)	Notices to Tesla:

Kurt Kelty

Tesla Motors, Inc.

(with a copy to Legal Department)

(with a copy to Supply Chain Management)

3500 Deer Creek

Palo Alto, CA 94304

Fax: [***]

E-mail: [***]

(b)	Notices to Panasonic:

Bob Rauh

Director – Battery Sales Group

Panasonic Industrial Company, Division of Panasonic Corporation of North America

5201 Tollview Drive, E1F-3

Rolling Meadows, Illinois 60008

Telephone: [***]

Facsimile: [***]

E-mail: [***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Attachment 5

Leveraging Tesla Brand Marketing

1. Definitions. In this Attachment 5, the following capitalized terms shall have the meanings specified below.

(a) “Tesla Marketing Materials” means all marketing materials that promote Tesla’s products and vehicles that include, but are not limited to: (A) Tesla’s trademarks, service marks, photographs, or images in promotional, advertising, instructional, or reference materials, or on its web sites, products, labels, or packaging; (B) marketing merchandise, props, posters, banners, toys, gifts, mugs, etc.; (C) links to or from Tesla’s web sites to various third party sites, including Supplier’s; and (D) display or demonstration of Tesla vehicles, sub-systems, parts, models, or replicas in show rooms, conventions, or marketing events.

2. Reasonable guidelines shall be provided by Tesla in the event that Supplier wishes to use Tesla Marketing Materials.

3. The goodwill derived from using any part of a Tesla trademark exclusively inures to the benefit of and belongs to Tesla. Except for the limited right to use as expressly permitted under these Guidelines, no other rights of any kind are granted hereunder, by implication or otherwise.

4. Authorized Use of Tesla Trademarks.

(a) Advertising, Promotional, and Sales Materials. Only Tesla and its authorized licensees may use the Tesla Marketing Materials in advertising, promotional, and sales materials. Supplier may use the Tesla Marketing Materials only as specified in this Attachment.

(b) Word Mark. Supplier may use Tesla word mark in a referential phrase on promotional/advertising materials, provided they comply with the following requirements.

(i) The Tesla word mark is not part of the product name.

(ii) The Tesla word mark appears less prominent than the product name.

(iii) The reference to Tesla does not create a sense of endorsement, sponsorship, or false association with Tesla or Tesla products or services.

(iv) The use does not show Tesla or its products in a false or derogatory light.

(c) Publications, Seminars, and Conferences. Supplier may use a Tesla word mark in connection with book titles, magazines, periodicals, seminars, or conferences provided Supplier comply with the following requirements:

(i) The use is referential and less prominent than the rest of the title.

(ii) The use reflects favorably on both Tesla and Tesla products or technology.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(iii) Supplier’s name and logo appear more prominent than the Tesla word mark on all printed materials related to the publication, seminar or conference.

(iv) The Tesla Marketing Materials or any other Tesla-owned graphic symbol, logo, icon or image does not appear on or in the publication or on any materials related to the publication, seminar, or conference without express written permission from Tesla.

(v) A disclaimer of sponsorship, affiliation, or endorsement by Tesla, similar to the following, is included on the publication and on all related printed materials: “(Title) is an independent (publication) and has not been authorized, sponsored, or otherwise approved by Tesla Motors, Inc.”

(vi) A trademark attribution notice is included in the credit section giving notice of Tesla’s ownership of its trademark(s).

(d) Web Sites. Web sites may use the appropriate Tesla word mark, provided such use complies with the guidelines set forth in Sections 7(a) to (c) above.

8. Unauthorized Use of Tesla Trademarks.

(a) Supplier shall not use or register, in whole or in part, Tesla trademark, including Tesla-owned graphic symbols, logos, icons, or an alteration thereof, as or as part of a company name, trade name, product name, or service name except as specifically noted in these guidelines.

(b) Supplier shall not use the Tesla Marketing Materials or any other Tesla-owned graphic symbol, logo, or icon on or in connection with web sites, products, packaging, manuals, promotional/advertising materials, or for any other purpose except pursuant to an express written trademark license from Tesla.

(c) Supplier shall not use an image of other variation of the Tesla Marketing Materials for any purpose. Third parties cannot use a variation, phonetic equivalent, foreign language equivalent, takeoff, or abbreviation of a Tesla trademark for any purpose.

(d) Supplier shall not use a Tesla trademark or any other Tesla-owned graphic symbol, logo, or icon in a disparaging manner.

(e) Supplier shall not use a Tesla trademark, including Tesla-owned graphic symbols/logos, or icons, in a manner that would imply Tesla’s affiliation with or endorsement, sponsorship, or support of a third party product or service.

(f) Supplier shall not manufacture, sell or give away merchandise items, such as T-shirts and mugs, bearing Tesla trademark, including symbols, logos, or icons, except pursuant to an express written trademark license from Tesla.

(g) Supplier shall not imitate the distinctive Tesla packaging, web site design, logos, or typefaces.

(h) Supplier shall not use or imitate a Tesla’s slogan or tagline.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(i) Supplier shall not use an identical or virtually identical Tesla trademark as a second level domain name.

9. Proper Use of Tesla Trademarks.

(a) Trademarks are adjectives used to modify nouns; the noun is the generic name of a product or service. Trademarks may not be used in the plural or possessive form.

(b) Spell and capitalize Tesla’s trademarks exactly as intended by Tesla. No shortened or abbreviated Tesla product names or made-up names that contain Tesla trademarks shall be allowed.

10. Compensation. In return for using Tesla Marketing Materials, Parties may agree to Supplier paying Tesla a reasonable compensation for anticipated potential for Supplier’s enhanced market position and sales. When such agreements are made by Parties, the agreed sum shall be paid to Tesla in a mutually agreed term, including deduction from Item costs.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Attachment 6

Quality Requirements

Quality Requirements. All Items sold to Tesla shall be manufactured and provided in accordance with quality control processes, procedures and requirements mutually agreed to by Tesla and Panasonic, including, without limitation, quality standards, inspection standards and specifications mutually agreed to by Tesla and Panasonic (the “Quality Requirements”). Panasonic shall, in accordance with the Quality Requirements, provide, maintain and enforce all measures reasonably necessary to secure [***].

PPAP. All Items shall go through a formal Production Part Approval Process (the “PPAP process”) prior to use in a Tesla product. The PPAP process requires a review of documents (Process Failure Mode and Effects Analysis, Design Failure Mode and Effects Analysis) and a process audit. Panasonic shall inform Tesla of any process changes that occur after completion of the PPAP process.

Evidence of Panasonic’s Quality Assurance; Testing. Upon Tesla’s written request and if Panasonic determines that such disclosure of data, records or others are acceptable, Panasonic shall deliver to Tesla [***] as will validate compliance with the Quality Requirements. In case quality problems based upon the Quality Requirements arise from the Items, Tesla may, upon written prior notice to Panasonic: [***].

Pre-delivery Inspection. Panasonic shall be responsible for the quality control of the Items it supplies to Tesla, including, without limitation, adequate inspection and testing of Items prior to delivery.

Notice of Defective Products or Services. Panasonic shall make commercially reasonable efforts to give Tesla written notice [***] of discovery of any defect in the Items as set forth in Section 9(a) of this Agreement (including, without limitation, boxes and master cartons)(the “Defect”). Such notice shall: (i) identify the Defect and reason for the Defect, if known; (ii) state whether the Defect can be corrected, describing in detail the means required to correct the Defect; and (iii) estimate the time required to make the necessary corrections. Upon receipt of notice, Tesla may, at its sole discretion, as to any Defect, [***].

Tesla Testing. In case quality problems arise from the Items based upon the Quality Requirements, upon receipt of a written request by Tesla, Panasonic shall promptly conduct reasonably required engineering and quality control tests of Items manufactured pursuant to this Agreement, and shall provide Tesla with the results of those tests. Articles of those tests shall be determined based upon the mutual agreement of Tesla and Panasonic.

Confidentiality. Prior to any disclosure by Panasonic to Tesla pursuant to this Attachment 6 or prior to Tesla’s commencement of any inspections, quality control measures and/or tests pursuant to this Attachment 6, the Parties shall enter into a non-disclosure agreement. In connection with any inspections, quality control measures and tests conducted pursuant to this Attachment 6, Tesla shall comply with Panasonic’s information security management policies and procedures. Panasonic reserves the right to shield particular confidential areas of its facilities or processes.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.